Note 7 - Line of Credit and Related Warrants	12 Months Ended
Jun. 30, 2018
Notes To Financial Statements [Abstract]
Line of Credit and Related Warrants

In connection with a 2014 line of credit, the Company granted a warrant to the Lender to purchase a certain number of shares of common stock of the Company equal to the outstanding advances under the Line of Credit divided by the conversion price of $1.20, for a term of five years, at an exercise price per share equal to $2.00. Accordingly, in connection with the advance of $215,000, Lender is entitled to purchase up to 179,167 shares of common stock upon exercise of the warrant at $2.00 per share. The Lender has no other material relationship with the Company or its affiliates. The estimated relative fair value of warrants issued in connection with advances under the Line of Credit is recorded as a debt discount and is amortized as additional interest expense over the term of the underlying debt. The Company recorded debt discount of approximately $85,000 based on the relative fair value of these warrants. In addition, as the effective conversion price of the debt was less than the market price of the underlying common stock on the date of issuance, the Company recorded additional debt discount of approximately $80,000 related to the beneficial conversion feature. As of June 30, 2017, the Line of Credit has been paid in full. During the year ended June 30, 2017 the Company recorded approximately $19,000 of debt discount amortization, which is included in interest expense in the accompanying consolidated statements of operations.